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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2006

                      EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER,
    COMMISSION        STATE OF INCORPORATION, ADDRESS OF PRINCIPAL EXECUTIVE      IRS EMPLOYER
    FILE NUMBER                    OFFICES AND TELEPHONE NUMBER                IDENTIFICATION NO.
      1-11607                           DTE Energy Company                         38-3217752
                                     (a Michigan corporation)
                                         2000 2nd Avenue
                                   Detroit, Michigan 48226-1279
                                           313-235-4000
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

         In connection with the matter described in Item 8.01, DTE Energy
Company ("DTE Energy") is furnishing the Securities and Exchange Commission
("SEC") with its press release issued by May 15, 2006, which announced that it is maintaining its operating earnings guidance, excluding Synfuels. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 7.01., including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

ITEM 8.01. OTHER EVENTS

         DTE Energy today announced it idled production at all nine synthetic fuel ("synfuel") facilities operated by the company.

         The decision to idle synfuel production was driven by the current level and volatility of oil prices and the lack of federal legislation that would have provided certainty for production economics this year.

         Synthetic fuel production may resume, depending on various factors, including a reduction in oil prices or the enactment of potential federal legislation. DTE Energy retains production flexibility that could allow it to make up lost production during the remainder of 2006 if the current shutdown remains limited in duration.

         DTE Energy holds a majority interest in two of the nine synthetic fuel production facilities and minority interests in the remaining seven facilities.
Synthetic fuel facilities chemically change coal, including waste and marginal coal, into a synthetic fuel as determined under applicable Internal Revenue
Service (IRS) rules. The production and sale of synthetic fuel

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produced at these facilities generates production tax credits under the
Internal Revenue Code.

         The value of these credits is dependent on the full-year average price of oil for the year in which the credits are generated. While the full-year average price of oil cannot be known with certainty prior to the end of the year, current high oil prices suggest that credits' value could be partially or fully phased out for 2006.

         Legislation was proposed in Congress for inclusion in the recent tax reconciliation bill that would have impacted the potential phase-out of production tax credits for 2006 and 2007. However, this provision was not included in the reconciliation bill as enacted.

         The proposed legislation is under consideration for inclusion in subsequent legislation, such as the "extenders" bill. If included and enacted as proposed, then there would be no phase-out of tax credits for 2006 and DTE
Energy could resume production at the synthetic fuel facilities it operates.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


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
Exhibit
Number               Description
------               -----------
99.1                 Press Release of DTE Energy Company dated May 15, 2006.



FORWARD-LOOKING STATEMENTS:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the "Forward-Looking Statements" section in DTE Energy's 2005 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy's actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 15, 2006                     DTE ENERGY COMPANY
                                        (Registrant)


                                        /s/ N.A. Khouri
                                        ---------------------------------------
                                        N.A. Khouri
                                        Vice President and Treasurer


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                                  EXHIBIT INDEX



Exhibit
Number               Description
------               -----------
99.1                 Press Release of DTE Energy Company dated May 15, 2006.
